                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        RANKIN AUTOMOTIVE GROUP, INC.
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                (Name of Registrant as Specified in its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:


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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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


                         RANKIN AUTOMOTIVE GROUP, INC.

                              3711 MACARTHUR DRIVE
                              ALEXANDRIA, LA 71032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held August 1, 1997

TO THE SHAREHOLDERS OF RANKIN AUTOMOTIVE GROUP, INC.

         The Annual Meeting of Shareholders of Rankin Automotive Group, Inc. will be held in Alexandria, Louisiana at 9:00 a.m., Central Daylight Time, for the following purposes:

         1. To elect seven directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

         2. To ratify the reappointment of Deloitte & Touche LLP, the Company's independent certified public accountants for the fiscal year ended February 25, 1998.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed June 9, 1997 at the close of business, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting or any adjournment thereof.

         A Proxy Statement and form of Proxy are enclosed.

         Shareholders are cordially invited to attend the meeting. Whether or not you expect to be present, please date, sign and return the Proxy in the enclosed envelope, which requires no postage if mailed in the United States. If you are present at the meeting and desire to vote in person, you may revoke the Proxy.

                                             By order of the Board of Directors

                                             /s/ CHARLES E. ELLIOTT
                                             -------------------------------
                                             Charles E. Elliott, Secretary


Dated:   June 18, 1997

                         RANKIN AUTOMOTIVE GROUP, INC.
                             Alexandria, Louisiana

                                PROXY STATEMENT

         The Proxy enclosed with this statement is solicited by the Board of Directors of Rankin Automotive Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on August 1, 1997, Central Daylight Time, at 9:00 a.m. in Alexandria, Louisiana for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. All expenses incident to the solicitation of the Proxies will be borne by the Company.

         Shareholders executing Proxies may revoke them at any time prior to use, by written notice to the Secretary of the Company, by subsequently executing another Proxy or by specific personal action at the meeting. A Proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, shares covered by the Proxy will be voted in favor of the proposal to be acted upon and in the discretion of the Proxy holder upon such other matters as may properly come before such meeting or any adjournment thereof.

         A copy of the Annual Report for the fiscal year ended February 25, 1997 is enclosed.

            SHAREHOLDERS ENTITLED TO VOTE AND PRINCIPAL SHAREHOLDERS

         As of the close of business on June 9, 1997, the record date for determining the shareholders entitled to vote at the annual meeting, there were issued and outstanding and entitled to vote a total of 4,550,000 shares of the Company's Common Stock (the only class of securities outstanding), each of which is entitled to one vote.

         The only person who owned of record or was known by the Company to own beneficially on June 9, 1997 more than 5% of the outstanding shares of Common Stock of the Company was the following:

                                  NUMBER OF             PERCENT
NAME  AND ADDRESS                SHARES OWNED          OF CLASS
-----------------                ------------          --------
Randall B. Rankin                 2,788,000             61.3%
    3510 MacLee Drive
    Alexandria, LA 71032

-------
VOTING PROCEDURES

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the meeting who will also determine whether a quorum is present for the transaction of business. The Company's By-laws provide that a quorum is present if the holders of a majority of the issued and outstanding shares of Common Stock of the Company entitled to vote at the meeting are present in person or represented by proxy.

                             ELECTION OF DIRECTORS

         PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE MEETING, UNLESS AUTHORITY TO DO SO IS WITHHELD, IN FAVOR OF THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED BELOW.

         It is proposed that the shareholders elect seven directors. The term of each director elected will be until the next Annual Meeting of Shareholders or until his successor is duly elected and qualified. It is intended that the proxies will be voted for the nominees listed below and cannot be voted for more than the seven nominees. Each nominee is at present available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their discretion, vote for a substitute. Certain information concerning the nominees is set forth below.

                                                             COMMON SHARES
                                                             BENEFICIALLY
                                         SERVED              OWNED AS OF
                                           AS                APRIL 4, 1997
                                        DIRECTOR             -------------
      NAME                   AGE         SINCE         NO. SHS.(1)      % SHS.
      ----                   ---         -----         -----------      ------
Randall B. Rankin             48         1978           2,788,000        61.3%
Ricky D. Gunn                 39         1996                 ---         ---
Harris Lake Smith, Jr.        40         1996                 ---         ---
Ricky L. Sooter, Esq.(2)      44         1996               3,000           *
Otis Al Cannon, Jr.(2)        41         1996               3,000           *
Murray Sullivan               56          new                 ---         ---
Deborah Eddlemon              42          new                 ---         ---

----------------------
* Less than 1%.
(1) Shares underlying options currently exercisable
(2) Member of Audit Committee

         RANDALL B. RANKIN has been President of the Company since its inception in 1978. Prior thereto, he operated the business as a sole proprietorship since its founding in 1968. He has essentially spent his entire adult life in various sales, marketing, and administrative capacities with the Company. Mr. Rankin has served on numerous warehouse associations and councils, advising aftermarket manufacturers on the needs of the auto parts industry. He is President elect of the Louisiana Auto Parts Association.

         RICK D. GUNN is a Vice President of the Company and is responsible for the Company's North Louisiana operations which is the largest operating division of the Company. Mr. Gunn began his automotive aftermarket experience in February 1976 with Motor Supply Company in Monroe, Louisiana. In 1987 he joined APS, and became Division Manager of the Monroe stores when that company was acquired by APS. He joined the Company in May 1993 as Vice President when the Monroe stores were acquired by the Company. Mr. Gunn is active on many advisory councils throughout the auto parts industry including the "Big A" Jobber Council.

         HARRIS LAKE SMITH is a Vice President of the Company and is responsible for the Company's East Texas operations. He began his employment with the Company in 1974 as an outside sales person covering the East Texas market. He started the Lufkin, Texas operation in 1991 and opened the Nacogdoches, Texas operation in early 1992. Mr. Smith is active on several advisory councils including the "Big A" Jobber Council. He is also active in the Texas Auto Parts Association.

         RICKY L. SOOTER, ESQ. is a practicing attorney and shareholder at the law firm of Provosty, Sadler & deLaunay in Alexandria, Louisiana. His concentrations are in the areas of real estate, banking, collection and creditors' rights, business transactions and workers' compensation. Mr. Sooter received his J. D. Degree in 1977 from Louisiana State University.

         OTIS AL CANNON, JR. has owned and operated Automotive & Industrial Warehouse, a wholesale automotive distribution company in the Shreveport, Louisiana metropolitan area, for the past 17 years. He has served on several advisory councils in the automotive parts distribution industry over the years. Mr. Cannon holds an MBA from Louisiana State University in Baton Rouge, LA.

         MURRAY SULLIVAN is Senior Vice President of Sales and Marketing.
Prior to joining the Company in May 1997, he was President of Baneway Corporation ("Baneway") in Houston, TX from 1979-1989. Baneway owned and operated four Mr. Auto Parts stores. From 1989-1992, he was Senior Vice President of Auto Corporation in Houston, TX. Mr. Sullivan joined APS Holding, Inc. in 1992 as Western Division Vice President of company stores. Later he became division Vice President of the installer service warehouses growing that division from 56 warehouses, to over 275.

         DEBORAH EDDLEMON, a certified public accountant, is Senior Vice President of Administration and Finance and Chief Financial Officer. Prior to joining the Company in May 1997 she was Chief Financial Officer for L.H. Bossier, Inc., a construction company (1985 to May 1997). From 1983 to 1985 she was a partner with Oestriecher & Staples Co., Inc., a certified public accounting firm.

         Non-employee directors receive $500.00 per meeting attended.

         During the fiscal year ended February 25, 1997, the Board of Directors held two meetings. Each director attended both of the meetings held. The Audit Committee did not meet during fiscal 1997.

COMMITTEES

         The Board of Directors has established an Audit Committee. The members of the Audit Committee are Messrs. Sooter and Cannon. The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting and financial control practices of the Company. The Audit Committee has general responsibility for surveillance of financial controls, as well as for accounting and audit activities of the Company. The Audit Committee annually reviews the qualifications of the independent certified public accountants, makes recommendations to the Board as to their selection, reviews the scope, fees and results of their audit and approves their non-audit services and related fees. The Audit Committee meets periodically with management and with the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters.

                       REMUNERATION OF EXECUTIVE OFFICERS

         The following table sets forth certain information relating to the compensation earned by the Chief Executive Officer of the Company and each of the other executive officers of the Company whose total cash for the past fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL
NAME AND PRINCIPAL POSITION                   YEAR       COMPENSATION
---------------------------                   ----       ------------
Randall B. Rankin
    President and Chief Executive Officer     1997         $120,000

----------

Mr. Rankin has entered into a two year employment agreement commencing November 18, 1996, pursuant to which he receives annual compensation of $120,000.

STOCK OPTION PLAN

         Under the Company's Stock Option Plan (the "Plan") 250,000 shares of Common Stock are currently reserved for issuance upon exercise of stock options. The Plan is designed as a means to retain and motivate key employees. The Stock Option Committee administers and interprets the Plan. Options may be granted to all eligible employees of the Company, including officers sand non-employee directors and others who perform services for the Company.

         The Plan provides for granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code) and non-statutory stock options. Options are granted under the Plan on such terms and at such prices as determined by the Board of Directors, except that the per share exercise price of the options cannot be less than the fair market value of the Common stock on The date of the grant. Each option is exercisable after the period or periods specified in the option agreement, but no option may be exercisable after the expiration of ten years from the date of grant. Options granted under the Plan are not transferable other than by will or by the laws of descent and distribution. The Company granted options to purchase 3,000 shares of Common stock to each of the non-employee directors. The options are exercisable in full one year from the date of grant and expire five years from the date of grant. The options are exercisable at $10.00 per share.

                              CERTAIN TRANSACTIONS

         The Company leases three of its traditional stores, a machine shop, a storage facility and its corporate offices from Mr. Randall Rankin. With the exception of one lease, which expires in 2006, each of the leases expire in 2001 and require monthly rentals ranging from $1,200 to $2,300. The lease which expires in 2006 covers a 38,000 sq. ft. building and requires a monthly rental of $15,000 per month. The Company utilizes approximately 6,600 square feet of the building as a traditional store, 20,000 sq. ft. as a wholesale store and redistribution facility and 3,000 as corporate offices. The Company subleases the remaining 8,400 sq. ft. to an unaffiliated third party. The aggregate rent paid to Mr. Rankin for each of the years ended February 25, 1996 and 1997 was $244,000 and the Company realized rental income of approximately $78,164 and $15,000 , respectively, from its subleases. The Company believes that the current lease terms are at least as comparable to those that could be obtained from unaffiliated third parties.

         All transactions between the Company and its officers, directors and 5% shareholders must be on terms no less favorable than could be obtained from unaffiliated third parties approved by a majority of the independent, disinterested directors of the Company.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Certified Public Accounting firm of Deloitte & Touche LLP, the Company's independent accountant for fiscal 1997, has been selected as the Company's independent accountant for fiscal 1998. A representative of that accounting firm will be present at the meeting with the opportunity to make a statement and respond to appropriate questions.

         The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP as the Company's independent accountant for the year ending February 25, 1998.

                                 VOTE REQUIRED

         A majority of the outstanding shares of stock will be necessary to constitute a quorum for the transaction of business at the meeting. The election of directors and the ratification of Deloitte & Touche LLP, as the Company's independent accountants, will require a vote of a majority of the shares present in person or by proxy at the meeting.

                                 OTHER MATTERS

         Management has no information that any other matters will be brought before the meeting. If, however, other matters do come before the meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy in accordance with their best judgment, discretionary authority to do so being included in the Proxy.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         In order to be included in the proxy materials for the 1998 Annual Meeting of Shareholders of the Company, shareholder proposals must be received by the Company not later than January 30, 1998.


                                                RANKIN AUTOMOTIVE GROUP, INC.

                                                /s/ CHARLES E. ELLIOTT
                                                -------------------------------
                                                Charles E. Elliott, Secretary

Date: June 18, 1997

                         RANKIN AUTOMOTIVE GROUP, INC.
                              3709 MACARTHUR DRIVE
                              ALEXANDRIA, LA 71302


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints Randall B. Rankin, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of common stock of Rankin Automotive Group, Inc. held of record by the undersigned as of June 9, 1997 at the Annual Meeting of Shareholders to be held on August 1, 1997 or any adjournment thereof.

1. To elect seven Directors to hold office until the next Annual Meeting of Shareholders.

       [  ]  FOR all nominees listed below     [  ]  WITHHOLD AUTHORITY to vote
             (except as marked to the                for all nominees listed
             contrary below)                         below

             Randall B. Rankin                       Otis Al Cannon, Jr.
             Ricky D. Gunn                           Murray Sullivan
             Harris Lake Smith, Jr.                  Deborah Eddlemon
             Ricky L. Sooter, Esq.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.
                                           ------------------------------------

2. Ratification of appointment of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ended February 25,1998.

         FOR      [   ]       AGAINST    [   ]         ABSTAIN  [   ]

3. In their discretion, the holders of this Proxy are authorized to vote upon such other business as may properly come before the meeting.

       This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

               (Continued, and to be signed on the reverse side)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator or trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


         --------------------------------
         Signature


         --------------------------------
         Signature, if held jointly


         DATED:                          , 1997
                -------------------------

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.